                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                                   as Purchaser,

                                                        and

                                         RESIDENTIAL FUNDING COMPANY, LLC

                                                     as Seller

                                                 ________________

                                           HOME LOAN PURCHASE AGREEMENT

                                             Dated as of March 1, 2007

                                                 ________________

                                                 TABLE OF CONTENTS

Exhibit A             Home Loan Schedule
Exhibit B             Standard & Poor's Glossary For File Format For LEVELS(R)Version 5.7 Revised

         This HOME LOAN  PURCHASE  AGREEMENT  (this  "Agreement"  or "Home Loan Purchase  Agreement"),  dated as of
March 1, 2007, is made between  Residential  Funding Company,  LLC (the "Seller") and Residential  Funding Mortgage
Securities II, Inc. (the "Purchaser").

                                               W I T N E S S E T H :

         WHEREAS,  the Seller owns Home Loans and the Related  Documents  for the Home Loans  indicated on the Home
Loan Schedule attached as Exhibit A hereto (collectively,  the "Home Loans"),  including rights to (a) any property acquired by  foreclosure  or deed in lieu of  foreclosure  or  otherwise,  and (b) the  proceeds  of any  insurance policies covering the Home Loans;

         WHEREAS,  the parties  hereto desire that the Seller sell the Home Loans to the Purchaser  pursuant to the terms of this Agreement together with the Related Documents on the Closing Date;

         WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the  Purchaser  will sell the Home Loans to the
Issuer in exchange for the Securities;

         WHEREAS,  pursuant to the terms of the Trust  Agreement,  the Issuer will issue and  transfer to or at the direction of the Depositor, the Certificates;

         WHEREAS,  pursuant  to the  terms of the  Indenture,  the  Issuer  will  issue and  transfer  to or at the direction of the Depositor, the Notes; and

         WHEREAS,  pursuant to the terms of the  Servicing  Agreement,  the Master  Servicer  will service the Home
Loans directly or through one or more Subservicers.

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.1.        Definitions.  For all  purposes  of this  Home Loan  Purchase  Agreement,  except as  otherwise expressly  provided  herein or unless the context  otherwise  requires,  capitalized  terms not  otherwise  defined herein  shall  have the  meanings  assigned  to such  terms  in the  Definitions  contained  in  Appendix  A to the
Indenture,  dated March 30, 2007 (the "Indenture"),  between Home Loan Trust 2007-HI1,  as issuer, and LaSalle Bank
National  Association,  as indenture  trustee,  which is incorporated by reference  herein.  All other  capitalized terms used herein shall have the meanings specified herein.

ARTICLE II

                                     SALE OF HOME LOANS AND RELATED PROVISIONS

Section 2.1.        Sale of Home Loans.  (a) The Seller,  by the  execution  and delivery of this  Agreement,  does hereby sell,  assign,  set over, and otherwise convey to the Purchaser,  without recourse,  all of its right, title and interest  in, to and under the  following,  and wherever  located:  (i) the Home Loans,  all interest  accruing thereon and all collections in respect  thereof  received on or after the Cut-off Date; (ii) property which secured a Home Loan and which has been acquired by  foreclosure or deed in lieu of  foreclosure;  (iii) the interest of the
Seller in any  insurance  policies  in respect of the Home Loans;  and (iv) all  proceeds  of the  foregoing.  Such conveyance  shall be deemed to be made,  with respect to the Cut-off Date Loan  Balances,  as of the Closing  Date,
subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

(b)      In connection  with such  conveyance,  the Seller further agrees,  at its own expense,  on or prior to the
Closing Date to indicate in its books and records that the Home Loans have been sold to the  Purchaser  pursuant to this  Agreement and to deliver to the Purchaser  true and complete  lists of all of the Home Loans  specifying  for each Home Loan (i) its account  number and (ii) its Cut-off Date Loan Balance.  Such lists,  which form part of the
Home Loan  Schedule,  shall be marked as Exhibit A to this  Agreement and are hereby  incorporated  into and made a part of this Agreement.

(c)      On or before the Closing  Date,  in connection  with such  conveyance  by the Seller,  the Seller shall on behalf of the  Purchaser  (1) with  respect to each Home Loan,  deliver to the Master  Servicer (or an Affiliate of the Master  Servicer)each  of the documents or instruments  described in clause (ii) below (and the Master Servicer shall hold (or cause such  Affiliate  to hold) such  documents or  instruments  in trust for the use and benefit of the Noteholders),  (2) with respect to each MOM Loan,  deliver to and deposit with the Custodian,  the documents or instruments  described in clauses (i) and (v) below,  (3) with respect to each Home Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver to and deposit with the  Custodian,  the  documents  or  instruments described in clauses  (i),  (iv) and (v) below and (4) with respect to each Home Loan that is not a MOM Loan and is not  registered  on the MERS(R)System,  deliver to and deposit with the  Custodian,  the  documents or  instruments described in clauses (i), (iii), (iv) and (v) below.

(i)      The original Mortgage Note endorsed without recourse to the Indenture Trustee and showing an unbroken chain of endorsement from the originator thereof to the Person endorsing it or, with respect to any Home
         Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit from the related seller or Residential Funding Company, LLC stating the original Mortgage Note was lost, misplaced or destroyed together with a copy of such Note.

(ii)     The original Mortgage, noting the presence of the MIN of the Home Loan and language indicating that the
         Home Loan is a MOM Loan if the Home Loan is a MOM Loan, with evidence of recording indicated thereon, or, if the original Mortgage has not yet been returned from the public recording office,  a copy of the original Mortgage with evidence of recording indicated thereon.

(iii)    The assignment (which may be included in one or more blanket assignments if permitted by applicable law)
         of the Mortgage recorded to "LaSalle Bank National Association as indenture trustee" c/o the Seller at an address specified by the Seller.

(iv)     Originals of any intervening assignments of the Mortgage, with evidence of recording noted thereon or attached thereto, or a copy of such original intervening assignment with evidence of recording indicated
         thereon.

(v)      A true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Home Loan.

         Within the time period for the review of each  Custodial  File set forth in Section 2.03 of the  Custodial
Agreement,  if a defect or omission in any Custodial File is discovered  which may materially and adversely  affect the value of the related Home Loan, or the interests of the Indenture  Trustee (as pledgee of the Home Loans),  the
Noteholders,  the  Certificateholders  or the Credit Enhancer in such Home Loan,  including the Seller's failure to deliver any document  required to be delivered to the Custodian on behalf of the Indenture  Trustee  (provided that a Custodial  File will not be deemed to contain a defect for an unrecorded  assignment  under clause (iii) above if the Seller has  submitted  such  assignment  for  recording  or if such  assignment  is not required to be recorded pursuant to the terms of the following paragraph),  the Seller shall cure such defect,  repurchase the related Home
Loan at the  Repurchase  Price or  substitute an Eligible  Substitute  Loan for the related Home Loan upon the same terms and  conditions  set forth in Section 3.1 hereof for breaches of  representations  and  warranties  as to the
Home  Loans.  As set  forth in  Section  2.03 of the  Custodial  Agreement,  the  Custodian  shall  deliver  to the
Indenture  Trustee a certificate  (the  "Interim  Certification")  to the effect that all documents  required to be delivered  pursuant to this  Subsection  2.1(c) have been executed and received and that such  documents  relate to the Home Loans  identified on the Home Loan Schedule,  except for any  exceptions  listed on Schedule B attached to such Interim Certification.

         Within 60 days after the receipt by the Master  Servicer of the recording  information,  the Seller at its own expense shall  complete and submit for  recording in the  appropriate  public office for real property  records each of the  assignments  referred  to in clause  (iii)  above.  While  such  assignment  to be  recorded  is being recorded,  the  Custodian  shall  retain a photocopy  of such  assignment.  If any  assignment  is lost or returned unrecorded  to the  Custodian  because  of any  defect  therein,  the Seller is  required  to prepare a  substitute assignment  or cure such defect,  as the case may be, and the Seller shall cause such  assignment to be recorded in accordance  with this  paragraph.  In  connection  with the  assignment  of any Home Loan  registered  on the MERS(R)
System,  the Seller further agrees that it will cause,  at the Seller's own expense,  within 30 Business Days after the  Closing  Date,  the MERS(R)System to  indicate  that such Home Loans have been  assigned  by the Seller to the
Purchaser in accordance  with this  Agreement,  by the  Purchaser to the Trust in accordance  with the terms of the
Trust  Agreement and by the Trust,  to the Indenture  Trustee for the benefit of the  Noteholders,  pursuant to the
Indenture,  by including  (or deleting,  in the case of Home Loans which are  repurchased  in accordance  with this
Agreement) in such computer  files (a) the code in the field which  identifies  the specific Trust and (b) the code in the field "Pool  Field" which  identifies  the series of the Notes  issued in  connection  with such Home Loans.
The Seller further agrees that it will not, and will not permit the Master  Servicer to alter the codes  referenced in this  paragraph  with respect to any Home Loan during the term of this  Agreement,  the Trust  Agreement and the
Indenture, unless and until such Home Loan is repurchased in accordance with the terms of this Agreement.

         In the event that the Seller  delivers to the  Custodian on behalf of the  Indenture  Trustee any Mortgage
Note or assignment in blank,  the Seller shall,  or shall cause the Custodian to,  complete the  endorsement of the
Mortgage Note and the assignment in conjunction with the Interim Certification issued by the Custodian.

         In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii), (iii), (iv) or (v) above (or copies thereof as permitted in this Section 2.1(c)
above), delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

         The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and interest to the  property, conveyed to it pursuant to this Section 2.1.

(d)      The parties hereto intend that the  transactions  set forth herein  constitute a sale by the Seller to the
Purchaser of all the Seller's  right,  title and interest in and to the Home Loans and other property as and to the extent  described  above.  In the event the  transactions  set forth herein are deemed not to be a sale, the Seller hereby  grants to the  Purchaser a security  interest in all of the Seller's  right,  title and interest in, to and under (i) the Home Loans,  all interest  accruing  thereon and all  collections in respect  thereof  received on or after the Cut-off Date;  (ii) property  which  secured a Home Loan and which has been  acquired by  foreclosure  or deed in lieu of  foreclosure;  (iii) the  interest of the Seller in any  insurance  policies in respect of the Home
Loans;  and (iv) all proceeds of the  foregoing,  to secure all of the  Seller's  obligations  hereunder,  and this
Agreement  shall  constitute a security  agreement  under  applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents,  including  without  limitation the filing of all necessary UCC-1 financing  statements  filed in the State of Delaware  (which shall have been  submitted  for filing within 10 days following the Closing Date), any continuation  statements with respect thereto and any amendments  thereto required to reflect a change in the name or legal  structure of the Seller or the filing of any additional  UCC-1  financing statements  due to the change in the  principal  office or  jurisdiction  of  organization  of the  Seller,  as are necessary to perfect and protect the Purchaser's interests in each Home Loan and the proceeds thereof.

Section 2.2.      Payment of  Purchase  Price.  (a) The  "Purchase  Price"  for the Home  Loans  shall be an amount equal to $257,532,198 in immediately available funds, together with the Certificates.

(b)      In  consideration  of the sale of the Home Loans from the Seller to the Purchaser on the Closing Date, the
Purchaser  shall pay to the Seller on the Closing Date by wire transfer of  immediately  available  funds to a bank account designated by the Seller,  the amount specified above in clause (a); provided,  that such payment may be on a net funding basis if agreed by the Seller and the Purchaser.

ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES;
                                                REMEDIES FOR BREACH

Section 3.1.        Seller  Representations  and Warranties.  The Seller  represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):

(a)      As to the Seller:

(i)      The Seller is a limited  liability  company duly  organized,  validly  existing and in good standing under the laws  governing  its creation and  existence,  and has the power to own its assets and to transact the business  in which it is  currently  engaged.  The Seller is duly  qualified  to do  business as a foreign limited  liability  company and is in good  standing in each  jurisdiction  in which the  character of the business  transacted by it or properties  owned or leased by it requires such  qualification  and in which the failure to so qualify  would have a material  adverse  effect on the business,  properties,  assets or condition (financial or other) of the Seller;

(ii)     The Seller has the power and authority to make,  execute,  deliver and perform its obligations  under this
         Agreement  and all of the  transactions  contemplated  under this  Agreement,  and has taken all necessary action to  authorize  the  execution,  delivery  and  performance  of this  Agreement.  When  executed and delivered,  this  Agreement  will  constitute  the  legal,  valid and  binding  obligation  of the  Seller enforceable  in  accordance  with its  terms,  except  as  enforcement  of such  terms may be  limited  by bankruptcy,  insolvency or similar laws affecting the  enforcement of creditors'  rights  generally and by the availability of equitable remedies;

(iii)    The Seller is not  required to obtain the consent of any other Person or any  consent,  license,  approval or authorization from, or registration or declaration with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or  enforceability of this Agreement, except for such consents,  licenses,  approvals or  authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

(iv)     The execution and delivery of this Agreement and the performance of the transactions  contemplated  hereby by the Seller will not violate any  provision of any existing law or  regulation or any order or decree of any court  applicable to the Seller or any provision of the certificate of formation or limited  liability company agreement of the Seller, or constitute a material breach of any mortgage,  indenture,  contract or other agreement to which the Seller is a party or by which the Seller may be bound;

(v)      No  litigation  or  administrative  proceeding of or before any court,  tribunal or  governmental  body is currently  pending,  or to the  knowledge  of the  Seller  threatened,  against  the  Seller or any of its properties or with respect to this  Agreement or the  Certificates  which in the opinion of the Seller has a reasonable  likelihood of resulting in a material  adverse effect on the  transactions  contemplated  by this Agreement;

(vi)     This Agreement  constitutes a legal, valid and binding obligation of the Seller,  enforceable  against the
         Seller in accordance with its terms,  except as  enforceability  may be limited by applicable  bankruptcy, insolvency,  reorganization,  moratorium  or other  similar laws now or hereafter in effect  affecting the enforcement of creditors'  rights in general and except as such  enforceability  may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(vii)    This  Agreement  constitutes a valid  transfer and  assignment  to the  Purchaser of all right,  title and interest  of the Seller  in, to and under the Home  Loans,  all  monies due or to become due with  respect thereto,  and all  proceeds of such  Cut-off  Date Loan  Balances  with respect to the Home Loans and such funds as are from time to time  deposited in the Custodial  Account  (excluding  any  investment  earnings thereon) as assets of the Trust and all other  property  specified in the  definition  of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller;

(viii)   The Seller is not in  default  with  respect to any order or decree of any court or any order,  regulation or demand or any federal,  state,  municipal or governmental agency, which default might have consequences that would  materially  and  adversely  affect the  condition  (financial  or other) or  operations of the
         Seller  or its  properties  or  might  have  consequences  that  would  materially  adversely  affect  its performance hereunder; and

(ix)     The  Seller  has not  transferred  the Home Loans to the  Purchaser  with any  intent to hinder,  delay or defraud any of its creditors.

(b)      As to the Home Loans:

(i)      The  information  set forth in the Home Loan  Schedule  with respect to each Home Loan is true and correct in all material respects as of the date or dates respecting which such information is furnished;

(ii)     [Reserved];

(iii)    The related  Mortgage  Note and the Mortgage  have not been  assigned or pledged,  the Seller has good and marketable  title  thereto  and the Seller is the sole owner and holder of the Home Loan free and clear of any and all liens, claims, encumbrances,  participation interests,  equities, pledges, charges or security interests of any nature and has full right and authority,  under all  governmental  and regulatory  bodies having  jurisdiction  over the ownership of the applicable Home Loans to sell and assign the same pursuant to this Agreement;

(iv)     To the best of  Seller's  knowledge,  there is no valid  offset,  defense or  counterclaim  of any obligor under any Mortgage;

(v)      To the best of Seller's  knowledge,  there is no  delinquent  recording or other tax or fee or  assessment lien against any related Mortgaged Property;

(vi)     To the best of Seller's  knowledge,  there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii)    To the best of Seller's  knowledge,  there are no  mechanics'  or similar  liens or claims which have been filed for work,  labor or material  affecting the related  Mortgaged  Property  which are, or may be liens prior or equal to, or  subordinate  with, the lien of the related  Mortgage,  except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii)   As of the Cut-off Date, none of the Home Loans were 30 or more days delinquent;

(ix)     For each Home Loan, the related  Custodial File contains each of the documents and  instruments  specified to be included therein;

(x)      Each Home Loan at the time it was made complied in all material  respects  with  applicable  local,  state and federal laws including but not limited to all applicable anti-predatory lending laws and usury laws;

(xi)     A policy of title  insurance in the form and amount  required by the Program Guide was effective as of the closing  of each Home Loan and each such  policy is valid and  remains  in full  force and  effect,  and a title  search or other  assurance  of title  customary in the  relevant  jurisdiction  was  obtained  with respect to each Home Loan as to which no title insurance policy or binder was issued;

(xii)    None of the  Mortgaged  Properties is a mobile home that is  permanently  attached to its  foundation  and none of the Mortgaged  Properties  are  manufactured  housing units that are not  permanently  attached to their foundation;

(xiii)   Approximately  9.0% of the  Cut-off  Date  Loan  Balance  of the  Home  Loans  are  secured  by  Mortgaged
         Properties located in Ohio;

(xiv)    Approximately  93.2% of the Home Loans by Cut-Off Date Loan Balance,  had a Combined  Loan-to-Value  Ratio
         in excess of 100%;

(xv)     None of the mortgage  loans in the mortgage pool are loans that,  under  applicable  state or local law in effect at the time of origination  of the loan,  are referred to as (1) "high cost" or "covered"  loans or
         (2) any other similar  designation if the law imposes greater  restrictions or additional  legal liability for residential mortgage loans with high interest rates, points and/or fees;

(xvi)    None of the  proceeds  of any Home  Loan were used to  finance  the  purchase  of  single  premium  credit insurance policies;

(xvii)   The Seller  will submit for filing or cause to be  submitted  for filing  UCC-1  financing  statements  in accordance with the terms of this Agreement;

(xviii)  Each  Mortgage  is  substantially  similar to one  another  and  constitutes  a legal,  valid and  binding obligation of the related  Mortgagor  enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency or similar laws affecting generally the enforcement of creditor's rights;

(xix)    To the best of Seller's  knowledge,  the physical  property  subject to each  Mortgage is free of material damage and is in good repair;

(xx)     The Seller  has not  received a notice of default  of any  senior  mortgage  loan  related to a  Mortgaged
         Property which has not been cured by a party other than the related Subservicer;

(xxi)    No Home Loan has a prepayment penalty term that extends beyond five years after the date of origination;

(xxii)   None of the Home Loans are reverse Home Loans;

(xxiii)  None of the Home  Loans  have a  remaining  term to  stated  maturity  of less than 58  months.  As of the
         Cut-off Date,  the Loan Rates on the Home Loans range  between  7.000% per annum and 16.999% per annum and the weighted  average Loan Rate is approximately  12.5783% per annum. The weighted average  remaining term to stated maturity of the Home Loans as of the Cut-off Date is approximately 246 months;

(xxiv)   (A) Each  Mortgaged  Property with respect to the Home Loans  consists of a single parcel of real property with a single family  residence  erected thereon,  a two-to-four  family  residence  erected  thereon,  or improved by an individual  condominium unit,  planned unit development,  manufactured  home,  multi-family mixed-use  attachment,  modular unit or  townhouse.  (B) With respect to the Home Loans (i)  approximately
         10.97% (by Cut-off Date Loan  Balance) are secured by real  property  improved by  individual  condominium units, modular units,  manufactured homes,  multi-family mixed-use attachments,  planned unit developments
         (attached and detached) or  townhouses/rowhouses  (attached and detached),  (ii) approximately  88.28% (by
         Cut-off Date Loan Balance) of the Home Loans are secured by real  property with a single family  residence erected  thereon  and (iii)  approximately  0.75% (by  Cut-off  Date Loan  Balance)  of the Home Loans are
         secured by real property with a two-to-four family residence;

(xxv)    Approximately 99.9% of the Home Loans are secured by second mortgages or deeds of trust;

(xxvi)   If any of the Home Loans are secured by a leasehold  interest,  with respect to each  leasehold  interest, the use of leasehold  estates for  residential  properties  is an accepted  practice in the area where the related Mortgaged Property is located;  residential  property in such area consisting of leasehold estates is readily  marketable;  the lease is recorded  and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in  full  force  and  effect  and is not  subject  to any  prior  lien or encumbrance  by which the leasehold  could be  terminated;  and the  remaining  term of the lease does not terminate less than five years after the maturity date of such Home Loan;

(xxvii)  Each Subservicer meets all applicable  requirements under the Servicing  Agreement,  is properly qualified to service the Home Loans and has been  servicing  the Home Loans prior to the Cut-off Date in  accordance with the terms of the Program Guide;

(xxviii) For each Home Loan, if required,  as of the Cut-off Date,  flood  insurance has been obtained  which meets all  applicable  requirements  of Section  3.04 of the  Servicing  Agreement.  For each Home Loan,  hazard insurance  has been  obtained  which meets all  applicable  requirements  of Section 3.04 of the Servicing
         Agreement;

(xxix)   There is no material default,  breach,  violation or event of acceleration existing under the terms of any
         Mortgage  Note or Mortgage and no event  which,  with notice and  expiration  of any grace or cure period, would constitute a material  default,  breach,  violation or event of acceleration  under the terms of any
         Mortgage Note or Mortgage,  and no such material default,  breach,  violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Home Loan;

(xxx)    No instrument of release or waiver has been executed in connection  with the Home Loans,  and no Mortgagor has been released, in whole or in part from its obligations in connection with a Home Loan;

(xxxi)   With  respect  to each  Home Loan  that is a second  lien,  either  (i) no  consent  for the Home Loan was required by the holder of the related  prior lien or liens or (ii) such  consent has been  obtained and is contained in the Custodial File;

(xxxii)  With  respect  to each Home  Loan,  either  (i) the Home Loan is  assumable  pursuant  to the terms of the
         Mortgage Note, or (ii) the Home Loan contains a customary  provision for the  acceleration  of the payment of the unpaid  principal  balance of the Home Loan in the event the  related  Mortgaged  Property  is sold without the prior consent of the mortgagee thereunder;

(xxxiii) Each  Custodial  File either  contains (a) an original  Mortgage Note or (b) with respect to any Home Loan as to which the original  Mortgage Note has been  permanently lost or destroyed and has not been replaced, a Lost Note Affidavit together with a copy of such Mortgage Note;

(xxxiv)  No Home Loan was  originated  on or after  October 1, 2002 and before  March 7, 2003,  which is secured by property located in the State of Georgia;

(xxxv)   No Home Loan,  except as provided in clause  (xxxvi),  is a High Cost Loan or Covered  Loan, as applicable
         (as such terms are defined in  Appendix E of the  Standard & Poor's  Glossary  For File Format For LEVELS(R)
         Version 5.7  (attached  hereto as Exhibit B));  provided  that no  representation  and warranty is made in this clause  (xxxv) with respect to any Home Loan  secured by property  located in the States of Kansas or
         West Virginia; and

(xxxvi)  As of the Cut-Off Date,  none of the Home Loans were subject to the Home  Ownership and  Protection Act of
         1994, referred to as the Homeownership Act.

         Upon discovery by Seller or upon notice from the Purchaser,  the Credit  Enhancer,  the Issuer,  the Owner
Trustee,  the Indenture Trustee or the Custodian,  as applicable,  of a breach of any representation or warranty in clause (a) above  which  materially  and  adversely  affects the  interests  of the  Securityholders  or the Credit
Enhancer  in any Home Loan,  the Seller  shall,  within 45 days of its  discovery  or its receipt of notice of such breach,  either  (i) cure such  breach in all  material  respects  or (ii) to the extent  that such  breach is with respect  to a Home  Loan or a  Related  Document,  either  (A)  repurchase  such  Home  Loan  from the Trust at the
Repurchase  Price, or (B) substitute one or more Eligible  Substitute Loans for such Home Loan, in each case in the manner and subject to the conditions and limitations set forth below.

(c)      Upon  discovery by the Seller or upon notice from the  Purchaser,  the Credit  Enhancer,  the Issuer,  the
Owner  Trustee,  the Indenture  Trustee or the  Custodian,  as  applicable,  of a breach of any  representation  or warranty  in clause  (b) above with  respect to any Home Loan or upon the  occurrence  of a  Repurchase  Event that materially and adversely  affects the interests of the  Securityholders  or the Credit Enhancer or of the Purchaser
in such Home Loan  (notice of which shall be given to the  Purchaser  by the  Seller,  if it  discovers  the same), notwithstanding  the Seller's lack of knowledge with respect to the substance of such  representation  and warranty or  Repurchase  Event,  the Seller  shall,  within 90 days after the earlier of its  discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or either (i) repurchase such Home
Loan from the Trust at the Repurchase  Price,  or (ii)  substitute one or more Eligible  Substitute  Loans for such
Home  Loan,  in each  case in the  manner  and  subject  to the  conditions  set  forth  below.  If the  breach  of representation  and warranty  that gave rise to the  obligation to repurchase or substitute a Home Loan pursuant to this Section 3.1 was the  representation  and warranty set forth in clause (x) of Section  3.1(b),  then the Seller shall pay,  concurrently with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense  that was actually  incurred and paid out of or on behalf of the Trust,  and that directly resulted from such breach,  or if incurred and paid by the Trust  thereafter,  concurrently with such payment.  The Repurchase  Price for any such Home Loan repurchased by the Seller and any amounts paid by the Seller in connection  with the preceding  sentence shall be deposited or caused to be deposited by the Master  Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

         The Seller may only  substitute an Eligible  Substitute  Loan or Loans for a Deleted Loan pursuant to this
Section  3.1(c) if the Seller  obtains an Opinion of Counsel  generally to the effect that the  substitution  of an
Eligible  Substitute  Loan or Loans for a Deleted Loan will not cause an entity  level  federal or state income tax to be imposed on the Trust.  The Seller  shall also deliver to the  Custodian on behalf of the Trust,  with respect to such Eligible  Substitute  Loan or Loans,  the original  Mortgage Note and all other documents and agreements as are required by Section  2.1(c),  with the Mortgage Note endorsed as required by Section  2.1(c).  No  substitution will be made in any calendar month after the Determination  Date for such month.  Monthly Payments due with respect to Eligible  Substitute  Loans in the month of substitution  shall not be part of the Trust and will be retained by the Master  Servicer  and  remitted  by the Master  Servicer  to the Seller on the next  succeeding  Payment  Date, provided that a payment at least equal to the applicable  Monthly Payment has been received by the Trust,  for such month in respect of the  Deleted  Loan.  For the month of  substitution,  distributions  to the  Custodial  Account pursuant to the  Servicing  Agreement  will  include the Monthly  Payment due on a Deleted  Loan for such month and thereafter  the Seller  shall be entitled  to retain all amounts  received  in respect of such  Deleted  Loan.  The
Master  Servicer  shall amend or cause to be amended the Home Loan  Schedule to reflect the removal of such Deleted
Loan and the  substitution  of the Eligible  Substitute  Loan or Loans and the Master  Servicer  shall  deliver the amended Home Loan  Schedule to the Indenture  Trustee.  Upon such  substitution,  the Eligible  Substitute  Loan or
Loans shall be subject to the terms of this  Agreement  and the  Servicing  Agreement in all  respects,  the Seller shall be deemed to have made the  representations  and warranties  (other than any  statistical  representation  or warranty)  with  respect  to  the  Eligible  Substitute  Loan  set  forth  in  Section  3.1(b)  as of the  date  of substitution,  and the Seller shall be obligated to repurchase or substitute  for any Eligible  Substitute  Loan as to which a Repurchase  Event has occurred as provided  herein.  In connection with the  substitution of one or more
Eligible  Substitute  Loans for one or more Deleted  Loans,  the Master  Servicer  will  determine the amount (such amount,  a  "Substitution  Adjustment  Amount"),  if any,  by which the  aggregate  principal  balance  of all such
Eligible  Substitute Loans as of the date of substitution is less than the aggregate  principal balance of all such
Deleted  Loans  (after  application  of the  principal  portion  of the  Monthly  Payments  due  in  the  month  of substitution that are to be distributed to the Custodial  Account in the month of  substitution).  The Seller shall deposit  the  amount  of such  shortfall  into  the  Custodial  Account  on the day of  substitution,  without  any reimbursement therefor.

         Upon receipt by the Indenture  Trustee on behalf of the Trust and the  Custodian of written  notification, signed by a Servicing  Officer,  of the deposit of such  Repurchase  Price or of such  substitution  of an Eligible
Substitute  Loan (together with the related  Mortgage File) and deposit of any applicable  Substitution  Adjustment
Amount as provided  above,  the Master Servicer (or an Affiliate of the Master  Servicer) or the Custodian,  as the
case may be, on behalf of the Indenture  Trustee,  shall  release the contents of any related  Mortgage File in its possession  for the Home Loan being  repurchased  or  substituted  for and the  Indenture  Trustee on behalf of the
Trust shall, upon written  direction from the Master Servicer,  execute and deliver such instruments of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse,  as shall be necessary to vest in the
Seller or its  designee  such Home Loan  released  pursuant  hereto and  thereafter  such Home Loan shall not be an asset of the Trust.

         It is  understood  and agreed that the  obligation  of the Seller to cure any breach,  or to repurchase or substitute  for, any Home Loan as to which such a breach has occurred and is continuing  shall  constitute the sole remedy  respecting  such breach  available  to the  Purchaser,  the Issuer,  the  Certificateholders  (or the Owner
Trustee  on behalf of the  Certificateholders)  and the  Noteholders  (or the  Indenture  Trustee  on behalf of the
Noteholders) against the Seller.

         It is understood  and agreed that the  representations  and warranties set forth in this Section 3.1 shall survive delivery of the respective Custodial Files to the Indenture Trustee, or the Custodian.

ARTICLE IV

                                                SELLER'S COVENANTS

Section 4.1.        Covenants  of  the  Seller.   The  Seller  hereby  covenants  that,  except  for  the  transfer hereunder,  the Seller will not sell, pledge,  assign or transfer to any other Person, or grant,  create,  incur or assume any Lien on any Home  Loan,  or any  interest  therein.  The Seller  will  notify the  Indenture  Trustee in writing,  as assignee of the  Purchaser,  of the  existence of any Lien (other than as provided  above) on any Home
Loan immediately upon discovery  thereof;  and the Seller will defend the right,  title and interest of the Issuer, as  assignee  of the  Purchaser,  in, to and under the Home  Loans  against  all claims of third  parties  claiming through or under the Seller;  provided,  however,  that nothing in this Section 4.1 shall be deemed to apply to any
Liens for  municipal  or other local taxes and other  governmental  charges if such taxes or  governmental  charges shall not at the time be due and payable or if the Seller shall  currently be  contesting  the validity  thereof in good faith by appropriate proceedings.

ARTICLE V

                                                     SERVICING

Section 5.1.        Servicing.  The Seller will  service the Home Loans  pursuant  to the terms and  conditions  of the  Servicing  Agreement  and will  service  the Home  Loans  directly  or  through  one or more  subservicers  in accordance therewith.

ARTICLE VI

                                       LIMITATION ON LIABILITY OF THE SELLER

Section 6.1.        Limitation on Liability of the Seller.  None of the  directors,  officers,  employees or agents of the  Seller  shall be  under  any  liability  to the  Purchaser,  it being  expressly  understood  that all such liability  is expressly  waived and released as a condition  of, and as  consideration  for, the  execution of this
Agreement.  Except as and to the extent expressly provided herein or in the Servicing  Agreement,  the Seller shall not be under any liability to the Trust,  the Owner  Trustee,  the Indenture  Trustee or the  Securityholders.  The
Seller and any  director,  officer,  employee or agent of the Seller may rely in good faith on any  document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                                    TERMINATION

Section 7.1.        Termination.  The respective  obligations and  responsibilities of the Seller and the Purchaser created  hereby shall  terminate,  except for the  Seller's  indemnity  obligations  as provided  herein,  upon the termination of the Trust pursuant to the terms of the Trust Agreement.

ARTICLE VIII

                                             MISCELLANEOUS PROVISIONS

Section 8.1.        Amendment.  This  Agreement  may be amended  from time to time by the Seller and the  Purchaser by written  agreement  signed by the Seller and the Purchaser  with the consent of the Credit  Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), which consent shall not be unreasonably withheld.

Section 8.2.        GOVERNING  LAW. THIS AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK,  WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS  (OTHER THAN SECTION 5-1401 AND SECTION
5-1402  OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW),  AND THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3.        Notices.  All demands,  notices and  communications  hereunder shall be in writing and shall be deemed to have  been  duly  given if  personally  delivered  at or mailed  by  registered  mail,  postage  prepaid, addressed as follows:

(i)        if to the Seller:
                           Residential Funding Company, LLC
                           8400 Normandale Lake Boulevard
                           Suite 250
                           Minneapolis, Minnesota 55437
                           Attention: Managing Director, Structured Finance

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

(ii)       if to the Purchaser:
                           Residential Funding Mortgage Securities II, Inc.
                           8400 Normandale Lake Boulevard
                           Suite 250
                           Minneapolis, Minnesota 55437
                           Attention: Managing Director, Structured Finance

(iii)      if to the Custodian:
                           Wells Fargo Bank, N.A.
                           1015 10 Avenue S.E.
                           Minneapolis, Minnesota 55414
                           Attention: MDC-- Account Manager

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 8.4.        Severability  of  Provisions.  If any one or more of the covenants,  agreements,  provisions of terms of this  Agreement  shall be held  invalid  for any  reason  whatsoever,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  of  enforceability  of the other  provisions  of this
Agreement.

Section 8.5.        Relationship  of Parties.  Nothing  herein  contained  shall be deemed or construed to create a partnership  or joint venture  between the parties  hereto,  and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6.        Counterparts.  This  Agreement  may  be  executed  in  one  or  more  counterparts  and  by the different  parties  hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7.        Further  Agreements.  The  Purchaser  and the Seller  each agree to execute  and deliver to the other such  additional  documents,  instruments  or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8.        Intention  of  the  Parties.  It is  the  intention  of  the  parties  that  the  Purchaser  is purchasing,  and the Seller is selling,  the Home Loans,  rather than a loan by the Purchaser to the Seller secured by the Home Loans.  Accordingly,  the parties  hereto each intend to treat the  transaction  for federal income tax purposes as a sale by the Seller,  and a purchase by the Purchaser,  of the Home Loans. The Purchaser will have the right to review the Home Loans and the Related Documents to determine the  characteristics  of the Home Loans which will affect the federal  income tax  consequences  of owning the Home Loans and the Seller will  cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 8.9.        Successors and Assigns;  Assignment of This  Agreement.  This Agreement shall bind and inure to the benefit of and be  enforceable  by the Seller,  Purchaser  and their  respective  successors  and assigns.  The obligations  of the Seller  under this  Agreement  cannot be assigned  or  delegated  to a third party  without the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default has occurred  and is  continuing)  and the
Purchaser,  which consent shall be at the Credit  Enhancer's and the Purchaser's sole  discretion,  except that the
Credit Enhancer and the Purchaser  acknowledge  and agree that the Seller may assign its  obligations  hereunder to any Affiliate of the Seller,  to any Person  succeeding to the business of the Seller, to any Person into which the
Seller is merged and to any Person  resulting from any merger,  conversion or  consolidation to which the Seller is a party.  The  parties  hereto  acknowledge  that the  Purchaser  is  acquiring  the Home Loans for the  purpose of contributing them to the Issuer.  Pursuant to the terms of the Trust Agreement,  the Issuer will issue and transfer to or at the direction of the Purchaser,  the Certificates  and pursuant to the terms of the Indenture,  the Issuer will issue and  transfer to or at the  direction  of the  Purchaser,  the Notes  secured by the Home  Loans.  As an inducement  to the  Purchaser  to  purchase  the Home  Loans,  the  Seller  acknowledges  and  consents  to (i) the assignment  by the Purchaser to the Issuer of all of the  Purchaser's  rights  against the Seller  pursuant to this
Agreement  insofar  as such  rights  relate to Home Loans  transferred  to the  Issuer  and to the  enforcement  or exercise of any right or remedy against the Seller  pursuant to this Agreement by the Issuer,  (ii) the enforcement or exercise  of any right or remedy  against the Seller  pursuant to this  Agreement  by or on behalf of the Issuer and (iii) the Issuer's  pledge of its interest in this  Agreement to the Indenture  Trustee and the  enforcement by the  Indenture  Trustee of any such right or remedy  against  the Seller  following  an Event of Default  under the
Indenture.  Such  enforcement of a right or remedy by the Issuer or the Indenture  Trustee,  as  applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 8.10.       Survival.  The  representations  and warranties made herein by the Seller and the provisions of
Article VI hereof shall survive the purchase of the Home Loans hereunder.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Home Loan
Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                                     as Purchaser

                                                     By:/s/ Jeffrey Blaschko
                                                     Name:    Jeffrey Blaschko
                                                     Title:   Vice President

                                                     RESIDENTIAL FUNDING COMPANY, LLC
                                                     as Seller

                                                     By:/s/ Tim Jacobson
                                                     Name:    Tim Jacobson
                                                     Title:   Associate

                                                     EXHIBIT A

                                                HOME LOAN SCHEDULE

                                              (Provided Upon Request)

                                                     EXHIBIT B

                           APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE FORMAT
                                              FOR LEVELS(R)VERSION 5.7

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
                                   ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------